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                               POWER OF ATTORNEY

The undersigned constitutes each of R. Scott Henderson, James R. Bordewick, Jr., Peter T. Fariel, Michelle H. Rhee, Michael G. Clarke, J. Kevin Connaughton, Jeffrey R. Coleman, Michael E. DeFao, John M. Loder, Brian D. McCabe, Cameron S. Avery and Bruce Rosenblum individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, the following registration statements on Form N-14 and any and all amendments thereto filed with the Securities and Exchange Commission in my capacity as a trustee of Columbia Funds Series Trust I:

1. Registration statement in connection with the acquisition of the assets and liabilities of each of Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund by Columbia Large Cap Growth Fund.

2. Registration statement in connection with the acquisition of the assets and liabilities of Columbia Utilities Fund by Columbia Dividend Income Fund.

3. Registration statement in connection with the acquisition of the assets and liabilities of Columbia Marsico Mid Cap Growth Fund by Columbia Mid Cap Growth Fund.

4. Registration statement in connection with the acquisition of the assets and liabilities of Columbia Young Investor Fund by Columbia Strategic Investor Fund.

5. Registration statement in connection with the acquisition of the assets and liabilities of each of Columbia Tax-Exempt Insured Fund and Columbia Municipal Income Fund by Columbia Tax-Exempt Fund.

6. Registration statement in connection with the acquisition of the assets and liabilities of each of Columbia Florida Intermediate Municipal Bond Fund and Columbia Texas Intermediate Municipal Bond Fund by Columbia Intermediate Municipal Bond Fund.

7. Registration statement in connection with the acquisition of the assets and liabilities of Columbia Intermediate Core Fund by Columbia Core Bond Fund.

This Power of Attorney authorizes the above individuals to sign the undersigned's name and will remain in full force and effect until specifically rescinded by the undersigned. The undersigned specifically permits this Power of Attorney to be filed, as an exhibit to any such registration statement on Form N-14 or any amendment thereto, with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of
April 12, 2006.

/s/ Douglas A. Hacker                   /s/ Janet Langford Kelly
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Douglas A. Hacker                       Janet Langford Kelly

/s/ Richard W. Lowry                    /s/ William E. Mayer
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Richard W. Lowry                        William E. Mayer

/s/ Charles R. Nelson                   /s/ John J. Neuhauser
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Charles R. Nelson                       John J. Neuhauser

/s/ Patrick J. Simpson                  /s/ Thomas E. Stitzel
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Patrick J. Simpson                      Thomas E. Stitzel

/s/ Thomas C. Theobald                  /s/ Anne-Lee Verville
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Thomas C. Theobald                      Anne-Lee Verville

/s/ Richard L. Woolworth
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Richard L. Woolworth